UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported):
October 16, 2006
RAE Systems Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-31783 (Commission File No.)	77-0588488 (I.R.S. Employer Identification No.)
3775 North First Street
San Jose, California 95134
408-952-8200
(Address and telephone number of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 1.01 Entry into a Material Definitive Agreement.
      On October 17, 2006, RAE Systems Inc. (the “Company”) entered into an Employment Offer Letter (the “Agreement”) with Mr. Randall Gausman whereby Mr. Gausman shall serve as the Company’s Vice President and Chief Financial Officer effective as of October 30, 2006. Under the Agreement, Mr. Gausman will receive: (i) an annual salary of $225,030, (ii) a grant of an option to purchase 200,000 shares of the Company’s common stock vesting over four years of continuous employment with a one year cliff, subject to the terms of the Company’s 2002 Stock Option Plan, and (iii) other customary compensation as set forth in the Agreement attached as Exhibit 99.1 to this Current Report. In addition, Mr. Gausman will be eligible for a target bonus of 30% of his annual salary pursuant to the Company’s 2007 Management Incentive Plan.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
      On October 16, 2006, the Company’s Board of Directors appointed Mr. Gausman to serve as the Company’s Vice President and Chief Financial Officer, effective as of October 30, 2006, as announced in the Company’s press release attached as Exhibit 99.1 to this Current Report.
      Since May 2006, Mr. Gausman was self-employed as an independent financial consultant for a technology company. From April 2003 until May 2006, Mr. Gausman served as Chief Financial Officer, Vice President Finance and Administration and Secretary of Tut Systems, Inc., a NASDAQ listed broadband video and IP services company. From April 2002 to March 2003, Mr. Gausman was a financial consultant and acting chief financial officer for several technology companies, including a period of time when Mr. Gausman served the acting Chief Financial Officer of Tut Systems, Inc. from September 2002 until November 2002. From July 2001 to March 2002, Mr. Gausman served as Chief Financial Officer for iBEAM Broadcasting Corporation, a content delivery network that delivers streaming media to large audiences of simultaneous users. From November 1996 to April 2001, Mr. Gausman served as Chief Financial Officer and Secretary for Zantaz, Inc., a provider of digital archiving, compliance, and discovery management solutions. Mr. Gausman holds a B.S. in Finance and an M.B.A. from the University of Southern California.
      See disclosure under Item 1.01 above for the material terms of Mr. Morgan’s employment agreement.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Description
99.1	Employment Offer Letter dated October 17, 2006 from RAE Systems Inc. to Mr. Randall Gausman

99.2	Press Release dated October 18, 2006

SIGNATURES
      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: October 18, 2006

RAE SYSTEMS INC.
By:	/s/ Robert I. Chen
Name:	Robert I. Chen
Title:	President, Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Employment Offer Letter dated October 17, 2006 from RAE Systems Inc. to Mr. Randall Gausman

99.2	Press Release dated October 18, 2006